Exhibit 10.10

Collateral Guarantee Agreement

The persons entering into the Collateral Guarantee Agreement (i.e. the Collateral Guarantor, hereinafter referred to as the Contractors), hereby is responsible for providing all the collateral to guarantee the Bank in all guarantee matters and guarantees for YMA Corporation (hereinafter referred to as the ‘Debtor’) regarding all debts owed to the Bank and agrees to fulfill the following clauses:

Article 1:	The collateral referred to in this agreement refers to the real property owned by the Contractor and has been or will be delivered to the Bank or anyone who is in possession, custody, or controlled by the Bank, regarding all current and future now movable property, deposits (receipts), accounts receivable, bills, securities, warehouse receipts, bills of lading, or other debts of the Contractor under the Bank, as well as the current and future right of the Contractor to claim against Bank in, and other rights, interests or assets of the Contractor. The details of each collateral are set out in the various documents established by the Contractor and the Bank or the certificates kept by the Bank.

Article 2:	The collateral provided by the Contractor to the Bank, unless otherwise agreed to guarantee specific debts, regardless of the order in which the collateral is provided, the head office of the responsible bank and its branches shall be shared and used as the Debtor’s current (including those that have not been repaid in the past) for all future bills, loans, advances, guarantees, and derivatives transactions, accounts receivable and various business transactions, and insurance premiums for collateral paid to the Bank, as well as all other debts to be repaid (separate credit and various transaction deeds are regarded as part of this agreement, and each agreement has the same effect as this agreement), deferred interest, liquidated damages, and mortgage costs, damages incurred due to non-fulfillment of debts, and all costs related to the performance of the above-mentioned debts, etc.

Article 3:	Upon holding a copy of the collateral provided by the Contractor or a letter with the seal of the Contractor, the bank may be requested to return or exchange the collateral. If the Bank agrees, the Bank may consider it to be the agent of the Contractor and allow the return or exchange.

Article 4:	The Contractor promises that the collateral provided by it is completely legally owned. Should this not be true, the Contractor shall provide other collateral of the same or higher value approved by the Bank or pay off the debt immediately, and is willing to compensate the damage suffered by the Bank. If the collateral is a bill of lading, the Contractor guarantees that the quality and quantity of the goods contained in the documents are completely consistent. The Bank may collect or inspect it at any time. If the quality is found to be inconsistent, or the quantity is short, or there are other controversies, the Contractor shall immediately pay off debts or replace a collateral agreed by the Bank. In addition, if the value of the collateral is reduced, or natural disasters or man-made disasters, or any other reasons that are not attributable to the Bank, the collateral is damaged or lost, or there is a risk of damage or loss at the time, the Contractor is responsible for immediately making up the payment with cash or collateral agreed by the Bank, and the Bank will not be liable for damages or any other liabilities.

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Article 5:	The collateral has been leased or lent before the mortgage is set to the Bank. The Contractor should inform the Bank based on the facts to verify the value of the collateral, and if there is any damages and detriments caused by fraud or false exercise of rights, the Contractor shall compensate the Bank for all damages.

Article 6:	In the event of a change, the Contractor should notify the Bank immediately. The Contractor will never do so without written consent transfer, lease, pledge or lend all or part of the collateral to a third party or establish superficies. If the collateral is intended to be changed, improved, added, or discarded, it must be approved in writing by the Bank in advance. If the change registration is required, the Contractor is willing to immediately go through all the procedures for the change registration application.

Article 7:	The collateral attached and/or the attached buildings with the following indications belong to the Contractor and have not been preserved and registered. This is to make up for the preservation and registration of the part of the building for an agreed duration. The mortgage will be registered by the Bank as collateral; before the completion of the procedures, if the Bank implements the mortgage right in the preceding paragraph, the part of the building will be subject to the Bank’s disposal to repay the debt.

Article 8:	The collateral shall be covered by appropriate fire insurance or other insurance as required by the Bank, and the insurance company shall be requested to add special terms of mortgage or pledge on the insurance policy. The original insurance policy and a copy of the premium receipt should be submitted and accepted by the Bank. If the Contractor fails to handle or renew the contract, the Bank can apply for or renew the insurance on behalf of the Contractor (but the Bank has no obligation to apply for or renew the insurance on behalf of the Contractor).

Article 9:	The Contractor shall use the collateral with the care of a good-hearted manager to properly use, fill and store it, and shall not neglect repairs and other related preservation activities. All costs such as taxes and repairs on the collateral shall be jointly and severally borne by the Contractor and the Debtor. If the Contractor and the dDebtor fail to go through the above procedures or pay the fees, the Bank may do it on your behalf or pay for it (but the Bank has no obligation to do it or pay for it).

Article 10:	The Contractor and the Debtor shall return the entire payment on the day when the bank advances the insurance premiums, fees, taxes, etc., otherwise, the Debtor shall pay the debts to the Bank (and accrue interest and liquidated damages at the agreed interest rate). When repaying the principal and interest, priority is given to deductions and repayments and the Bank may incorporate it into debts

Article 11:	If the collateral generates interest and can be collected by the Bank in accordance with the law, the Bank may collect it directly to repay all debts incurred by the Debtor, but the Bank has no obligation to receive.

Article 12:	If the Bank violates the agreement with the Debtor to exercise the security property right, the Bank may immediately implement it in accordance with the relevant laws and/or within the maximum permitted scope of the Law. In disposal of part or all of the collateral by auction or sale, all the misuses required for auction or sale or disposal of the collateral shall be jointly and severally borne by the Contractor and the Debtor.

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Article 13:	The Contractor knows and agrees the Bank’s transaction account collection and payment business, computer processing business or other silicon-attached business related to this agreement (including but not limited to the data registration, processing and input of the sales information system, the development, monitoring and maintenance of the information system, marketing, form printing, packaging and delivery mailing, storage of forms, vouchers, etc., account collection and legal procedures, property appraisal operations and other outsourcing tasks approved by the competent authority) when the Bank deems it necessary according to the regulations of the competent authority, an appropriate third party (institution) may be entrusted to deal with; the Contractor agrees that the Bank may hand over the information of the Contractor to these third parties (institutions) to handle the entrusted matters.

Article 14:	The Contractor and the Debtor agree that the bank’s claims against the Contractor and the Debtor may be trusted to a trustee in accordance with Article 6 of the “Financial Asset Securitization Regulations” and relevant laws and regulations, and such trusts or transfer notification matters. It is agreed that the Bank can be replaced by an announcement, and it is also agreed that if the bank makes a financial asset securitization for the purpose of destroying debt, it can also be announced instead of the notice. Another example is the transfer of trust or the transfer of assets and assets that involve debt bearers. If the Contractor and the Debtor do not disagree during the notice period, it shall be deemed to be recognized.

Article 15:	If the collateral needs to be registered, transferred, possessed, managed, transferred, and insured, the Contractor shall take copies, and the use of it is provided by YMA Corporation in respect of violations of the rules cause fines or detentions, etc., and shall be responsible for the management of such.

Article 16:

The Contractor (limited to natural persons and the current marriage relationship) the marital properties at the time of signing this agreement is [√ ] in a legal property system.

The Contractor (limited to natural persons and the current marriage relationship) the marital properties at the time of signing this agreement is [  ] in a joint property system.

The Contractor (limited to natural persons and the current marriage relationship) the marital properties at the time of signing this agreement is [  ] in a separate property system.

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I hereby declare that the provisions on the right have been fully understood and confirmed by the Contractor and the Debtor, and are willing to abide by it.

Sincerely

Taishin International Commercial Bank [Covenant]

Contracting Party : [Chiang Jingbin Stamp]	(Original Agreement Seal)
(of the Collateral Guarantee)
Legal Representative:
Number:

Verifier: Lin Yi Qi [signature]

Contracting Party : [YMA Corporation Seal]	(Original Agreement Seal)
(of the Collateral Guarantee)
Legal Representative:
Number:

Verifier: Lin Yi Qi [signature]

Contracting Party :	(Original Agreement Seal)
(of the Collateral Guarantee)
Legal Representative:
Number:

Verifier:

Contracting Party :	(Original Agreement Seal)
(of the Collateral Guarantee)
Legal Representative:
Number:

Verifier:

Contracting Party :	(Original Agreement Seal)
(of the Collateral Guarantee)
Legal Representative:
Number:

Verifier:

Debtor : [YMA Corporation Seal]	(Original Agreement Seal)
(of the Collateral Guarantee)
Legal Representative:
Number:

Verifier: Lin Yi Qi [signature]

Debtor :	(Original Agreement Seal)
(of the Collateral Guarantee)
Legal Representative:
Number:

Verifier:

Republic Era Calendar: Year 110, March 29th

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Collateral Guarantee [Money Laundering Prevention and Anti-Terrorism Clause] Agreement

This Agreement is entered into by the Contractor (hereinafter referred to as the Contractor) Chiang Jing Bin, YMA Corporation

1.	For the purpose of preventing money laundering and combating capital terrorism, the Contractor entered agrees to provide relevant information required for the identity review process and follow-up review process of the Bank and to cooperate with the current related matters, if one of the following situations occurs in the person who has been reasonably identified by the Bank, and the Bank may temporarily suspend transactions with the main and standby personnel, and temporarily suspend or terminate various business relationships, and the legal representative of the Contractor, the authorized person, agrees to the following:

	(1)	The Contractor has been warned by the court, prosecutor’s office, judicial police agency or other competent authority to be a suspicious account; or otherwise recognised as suspicious account by the competent authorities or the Bank as suspected illegal or abnormal traders.

	(2)	When the Contractor is a legal person, the person in charge/representative is involved in sanctions identified or pursued by the Chinese government, foreign government or international money laundering prevention organization, terrorists or groups or high-risk pairs identified by the Bank. Easterners (including but not limited to suspected involvement in illegal activities, suspected money laundering, terrorist financing, or cases involving illegal activities reported by the body, etc.).

	(3)	When the Contractor does not cooperate with the Bank’s regular/irregular review procedures or refuses to explain, provide relevant information (including but not limited to information on the actual cover person), or the documents or documents provided by the Contractor identified by the Bank in the foregoing procedures, they become suspects in the line of review (including but not limited to suspected illegal activities, suspected money laundering, terrorist financing activities, or media reports involving illegal cases, etc.).

	(4)	When the Contractor is unwilling to cooperate in the adjustment or cannot fully explain the nature, purpose or source of funds of the various transactions, or is responsible for those who are found to be abnormal or suspected of money laundering after the Contractor’s explanation (including but not limited to suspected involvement in illegal activities, suspected of money laundering, terrorist financing or media reports involving illegal cases, etc.).
	(5)	When the Bank informs the Contractor to go through the review process, the contact information (including but not limited to telephone, email or address) stated by the Contractor will be used for notification. If the Contractor cannot be contacted, this will cause the Bank to fail to complete the regular/irregular review procedures.

2.	If one of the foregoing circumstances occurs, the Contractor agrees that the Bank may comply with the “Money Laundering Prevention Law” including but not limited to “Investment Terrorism Prevention Law”, “Financial Institutions Measures for the Prevention of Money Laundering”, “Banking and Electronic Payment Machines and Electronic Tickets Issuers’ Prevention of Money Laundering and Anti-Terrorism Internal Control Points” and “The Bank of China Association of Banks Prevention of Money Laundering and template of precautions against capital terrorism” and other relevant regulations, the content contained in this contract or the responsibility is handled in a standard manner. Therefore, the damage to the Principal Debtor or the unfavorable supervision shall be borne by the Contractor, and the Bank shall not be liable for damages.

3.	The Contractor agrees that the Bank may adjust this article in accordance with China, international money laundering prevention organizations, foreign governments or areas with jurisdiction to prevent money laundering. Money or anti-forbearance and other relevant laws and regulations, and changes in anti-money laundering or anti-capital anger practices. It is agreed that there is no need to notify the Contractor separately.

4.	The Contractor agrees that the Bank may collect, process, use or internationally transmit information of the Contractor within the scope of the specific purpose of the money laundering prevention or combating terrorism, criminal and anti-terrorism laws and regulations. Basic information and various business transaction information (including but not limited to the Contractor or the transaction or payment handled by domestic/foreign banks in accordance with the country’s money laundering prevention or combating capital terrorism, crime prevention and anti-terrorism related laws. When investigating or seizing transaction funds/documents, etc. provided by the Contractor includes the personal data of a third party (including but not limited to the person in charge/representative, the actual beneficiary or the payee), the Contractor shall ensure such third parties are aware of and agree to the foregoing matters.

5.	If the Contractor fails to comply with the provisions of this article, fails to immediately explain or provide relevant information or obtain the consent of a third party, resulting in the Debtor’s transactions to be delayed, failed, terminated, cancelled, funds frozen or incurred additional costs, the Contractor shall be responsible for loss of damages. If the Bank suffers such damages as a result, the Contractor agrees to be responsible for filing and compensation.

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This Agreement is part of the Collateral Guarantee signed with the Bank.

Sincerely,

Taishin International Commercial Bank

Contracting Party: [stamp of Chiang Jingbin]	(Original Agreement Seal)
Legal Representative:
Number:

Contracting Party: [YMA Corporation seal] [stamp of Chiang Jingbin]	(Original Agreement Seal)
Legal Representative:
Number:

Contracting Party:	(Original Agreement Seal)
Legal Representative:
Number:

Contracting Party:	(Original Agreement Seal)
Legal Representative:
Number:

Contracting Party:	(Original Agreement Seal)
Legal Representative:
Number:

Republic Era Calendar: Year 110, March 29th

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